Exhibit 10.10

GLAUKOS CORPORATION

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”), made as of this «DAY_1B» day of «MONTH_1A», by and between Glaukos Corporation, a Delaware corporation (the “Company”), and «OPTIONEE_2» (the “Option Holder”), is made with reference to the following facts:

A.                                    The Company is desirous of providing additional incentives to the Option Holder in rendering services to and on behalf of the Company and its parent and subsidiary corporations and, in order to accomplish this result, has determined to grant the Option Holder the right and option to purchase shares of Common Stock, $.001 par value, of the Company (the “Common Stock”) pursuant to the Company’s 2001 Stock Option Plan (the “Plan”) on the terms and conditions set forth herein.

B.                                    The Option Holder is desirous of accepting said stock option on the terms and conditions set forth herein.

NOW, THEREFORE, it is agreed as follows:

1.                                      Grant.  The Company hereby grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth (the “Option”), all or any part of an aggregate of «NO_SHARES_3» shares of the Common Stock at the purchase price of «EXERCISE_PRICE_4» per share (the “Exercise Price”), exercisable from time to time in accordance with the provisions of this Agreement and the Plan pursuant to which this Agreement is being executed during a period expiring at the close of business ten (10) years from the date of this Agreement (the “Expiration Date”).  This Option is intended to be an “incentive stock option”.  This Option will be treated as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and any regulations promulgated thereunder.

2.                                      Exercise of Option.

(a)                                 Option Holder may exercise this Option by (i) delivering or mailing to the Company, Attention:  Corporate Secretary, a notice of exercise, in the form specified by the Company, specifying therein the number of shares of Common Stock he has elected to purchase, accompanied by (A) payment in cash or by check payable to the order of the Company for the Exercise Price multiplied by the number of shares to be purchased and, (B) if required, the letter described in Paragraph 6 and (ii) executing and delivering to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) and a copy of the executed Election Pursuant to Section 83(b), if applicable, in accordance with Section 5 of the Optionee Restriction Agreement attached hereto as Exhibit “A” and being executed concurrently herewith.  Notwithstanding the foregoing, the aggregate purchase price to be paid upon any exercise of this Option may, if permissible under applicable state law and in the discretion of the Board of Directors of the Company (the “Board”), be paid (1) in installments or in whole or in part by a promissory note of the Option Holder (in a form reasonably satisfactory to the Company) and secured by a security interest in the shares issued upon such exercise (provided, however, that an amount equal to the par value of the Common Stock multiplied by the number of shares being issued upon exercise shall be paid in cash) and/or (2) in whole or in part by delivery to the Company of shares of Common Stock previously acquired by the Option Holder having a Fair Market Value (determined as of the date of exercise of this Option and in the manner set forth in the Plan) equal to the portion of the aggregate purchase price being paid by delivery of such shares and, in the case of (1) or (2), if and to the extent applicable, cash or a

check (or, in the case of (2) only, a note) made payable to the Company for any remaining portion of the aggregate purchase price.   If so requested by the Board, prior to the acceptance of shares of Common Stock in satisfaction (in whole or in part) of the purchase price upon such exercise of this Option, the Option Holder shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Option Holder has good and marketable title to such shares, free and clear of liens and encumbrances.  The exercise of this Option shall not be deemed effective unless and until the Option Holder has complied with all of the provisions of this Paragraph 2(a).  No partial exercise of this Option may be for less than «MIN_EXERCISE_AMOUNT_5» shares and, in no event, shall the Company be required to issue fractional shares.

(b)                                 This Option shall be immediately exercisable in full as to all of the shares covered hereby.

3.                                      Termination.  The unexercised portion of this Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a)                                 The Expiration Date;

(b)                                 The expiration of ninety (90) days from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations (other than a termination described in subparagraph (d) below or on account of death); provided that if the Option Holder shall die during such ninety (90) day period, the provisions of subparagraph (c) below shall apply;

(c)                                  The expiration of one (1) year following the date of the Option Holder’s death, if such death occurs during the Option Holder’s employment with the Company or its parent or subsidiary corporations;

(d)                                 The expiration of one (1) year from the date of termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations if such termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code.  The Board shall have the right to determine whether the Option Holder’s termination is attributable to a disability of the Option Holder within the meaning of Section 22(e)(3) of the Code, such determination of the Board to be final and conclusive.

(e)                                  Immediately upon the termination of the Option Holder’s employment with the Company or its parent or subsidiary corporations if such termination constitutes or is attributable to a breach by the Option Holder of his employment agreement, if any, with the Company or its parent or subsidiaries or if the Option Holder is discharged for cause.  The Board shall have the right to determine whether the Option Holder has been discharged for cause and the date of such discharge; such determination of the Board to be final and conclusive.

Nothing contained herein or in the Plan shall obligate the Company or its parent or subsidiary corporations to continue to employ the Option Holder as an employee or in any other capacity with the Company, nor confer upon the Option Holder any right to continue in the employ or in any other capacity with the Company or its parent or subsidiary corporations, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate his compensation or employment at any time.

4.                                      Non-Assignability.  This Option and the rights and privileges granted hereby shall not be transferred other than by will or by the laws of descent and distribution.  Upon any attempt to transfer this Option or any right or privilege granted hereby other than by will or by the laws of descent and distribution and contrary to the provisions hereof, this Option and said rights and privileges shall immediately become null and void.

5.                                      Anti-Dilution.  In the event that the shares of Common Stock subject to this Option shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of Common Stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject to this Option the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be.  This Option shall also be appropriately amended as to Exercise Price and other terms as may be necessary to reflect the foregoing events.  In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to this Option, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in this Option, such adjustments shall be made in accordance with such determination.  The Option Holder understands that if, subsequent to the date of this Agreement, the Company issues additional shares of the Company’s securities, the percentage ownership of the Company represented by the number of shares of Common Stock subject to this Option will be proportionately reduced by each such issuance and that the number of shares covered hereby and the Exercise Price shall not be adjusted except as otherwise set forth in this Agreement.

Fractional shares resulting from any adjustment in this Option pursuant to this Paragraph 5 shall be eliminated.  Notice of any adjustment shall be given by the Company to the Option Holder, such adjustment (whether or not such notice is given) to be final and conclusive for all purposes hereof.

6.                                      Securities Law.  The shares of Common Stock subject to this Option have not been registered under the Securities Act of 1933, as amended (the “Act”) or registered or qualified under any applicable state securities laws.  Accordingly, the Option Holder agrees that he will take any shares of Common Stock acquired pursuant to the exercise hereof in good faith for purposes of investment and without a view to any distribution thereof in violation of the Act and the rules and regulations promulgated thereunder (or such applicable state securities laws).  The Option Holder understands that the Company will be relying upon the truth and accuracy of this representation in issuing the Common Stock without first registering the issuance thereof under the Act or under applicable state securities laws.  The Option Holder acknowledges that he is aware that the Common Stock issuable upon exercise hereof has not been registered (and there is no obligation on behalf of the Company to register such shares) under the Act (or such applicable state securities laws) and that such Common Stock will not be freely tradeable and must be held by him indefinitely or until such time, if any, as herein provided and until such Common Stock is either registered under the Act (and such applicable state securities laws) or transfers may be made pursuant to an exemption from such registration as is accorded by the Act or the rules and regulations promulgated thereunder (and such applicable state securities laws).  In this regard, the Option Holder acknowledges that he is also aware that, if the exemption under

Rule 144 of the rules and regulations promulgated under the Act becomes applicable to the Common Stock, shares of the Common Stock may be sold pursuant to said Rule only (i) following the filing of any required reports by the Company under the Securities and Exchange Act of 1934, as amended, (ii) after the minimum holding period specified in said Rule has been satisfied, and (iii) thereafter, only in limited amounts in the manner prescribed in said Rule.

The Option Holder agrees that at the time of any exercise hereunder, he will provide the Company with a letter embodying the aforementioned expressions of understanding and intent and agrees that any shares issued to him following the exercise of any option arising hereunder may bear such restrictive legend as the Company may deem necessary to reflect the status of such shares under the Act (and such applicable state securities laws).  Before consenting to the removal of such legend and the transfer of any such shares, the Company may insist upon the delivery to it of an opinion from counsel, satisfactory to it, that the contemplated transfer does not constitute a violation of the Act (or such applicable state securities laws).

Notwithstanding the foregoing, the provisions of this Paragraph 6 shall be suspended and be of no force or effect during any period during which the shares of Common Stock subject to this Option are registered under the Act.

7.                                      Rights as a Stockholder.  Neither the Option Holder nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect to any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

8.                                      Notices.  Whenever under this Agreement notice is required to be given in writing, it shall be deemed to have been duly given upon personal delivery, upon deposit with an air courier guaranteeing overnight delivery, or two (2) days after deposit in mail if mailed by registered or certified mail, postage prepaid, to the Company at the address set forth below or to Option Holder at the address set forth on the last page hereof (or to such other address as either party shall have indicated to the other party by notice in accordance with this Paragraph):

Company:                                                                                     Glaukos Corporation
26051 Merit Circle, Suite 103
Laguna Hills, CA 92653

9.                                      Benefit.  Except as otherwise specifically provided herein, this Agreement shall be binding upon and shall operate for the benefit of the Company and the Option Holder and his Successors (as defined in the Plan).

10.                               GOVERNING LAW.  THIS AGREEMENT AND ANY RIGHTS AND OBLIGATIONS ARISING HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

11.                               Entire Agreement.  This Agreement, the Plan and the Optionee Restriction Agreement (as defined below) together represent the entire agreement between the parties hereto regarding the options on the Company’s Common Stock granted hereunder and supersede any and all previous written or oral agreements or discussions between the parties and any other person or legal entity concerning the transactions contemplated herein or therein.  Except as otherwise expressly provided herein, this Agreement cannot be amended or modified except by a written instrument executed by the parties hereto.

12.                               Construction.  The headings of the Paragraphs are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  If any of the provisions of this Agreement shall be unlawful, void or for any reason unenforceable, they shall be deemed separable from, and shall in no way affect the validity or enforceability of, the remaining provisions of this Agreement.

13.                               Interpretation.  In interpreting any provision of this Agreement, the masculine shall include the feminine and neuter, and vice versa and the singular shall include the plural, and vice versa.

14.                               Further Acts.  The parties hereto agree to execute and deliver such further instruments as may be reasonably necessary to carry out the intent of this Agreement.

15.                               Optionee Restriction Agreement.  Concurrently herewith, Option Holder has executed and delivered to the Company an Optionee Restriction Agreement in substantially the form of Exhibit “A” to this Agreement (the “Optionee Restriction Agreement”).

IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the day and year first above written.

GLAUKOS CORPORATION		OPTION HOLDER:

By:
	Thomas W. Burns,	«OPTIONEE_2»
President and Chief Executive Officer
Address for Notice:

«ADDRESS_6»

CONSENT OF SPOUSE

The undersigned, the spouse of the Option Holder under the foregoing Incentive Stock Option Agreement (“Agreement”), does hereby consent to and approve of each of the terms and conditions of the Agreement and agrees that the undersigned’s interest in the Agreement and the shares of Common Stock issuable upon exercise of the option granted thereunder are subject to such terms and conditions.

Dated as of:  «DATE_1»

GLAUKOS CORPORATION

OPTIONEE RESTRICTION AGREEMENT

THIS OPTIONEE RESTRICTION AGREEMENT (the “Agreement”) is made and entered into as of «DATE_1» between Glaukos Corporation, a Delaware corporation (the “Company”), and «OPTIONEE_2» (“Optionee”).

R E C I T A L S:

A.                                    Optionee owns as of the date hereof an option granted by the Company to purchase all or any part of an aggregate of «NO_SHARES_3» shares (the “Shares”) of the Common Stock of the Company, par value $.001 per share, at a purchase price of «EXERCISE_PRICE_4» per Share.  The term “Shares” refers to all shares acquired or which could be acquired pursuant to such option and to all securities received in addition thereto or in replacement thereof, pursuant to or in consequence of any stock dividend, stock split, recapitalization, merger, reorganization, exchange of shares or other similar event.

B.                                    In order to provide assurance to certain present and future holders (collectively, the “Investors”) of the Preferred Stock of the Company (the “Preferred Shares”) and thereby to assist in future equity financings of the Company, Optionee is willing to enter into this Agreement for the benefit of the Company, the Investors and any other person or entity who holds stock of the Company from time to time.

THE PARTIES AGREE AS FOLLOWS:

1.                                      Company’s Right of First Refusal Respecting Shares.

1.1                               Right of First Refusal.  Subject to Section 1.5, in the event that the Optionee proposes to sell, pledge, or otherwise transfer any Shares, the Company shall have a right of first refusal (the “Right of First Refusal”) with respect to such Shares.  Optionee shall give a written notice (the “Transfer Notice”) to the Company describing fully any proposed transfer of Shares, including the number of Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee.  The Transfer Notice shall be signed both by the Optionee and by the proposed transferee.  The Company shall have the right to purchase all, but not less than all, of the Shares subject to the Transfer Notice at a price per share equal to the lower of (i) the proposed per share transfer price, or (ii) the fair market value of a share of Common Stock of the Company, as most recently determined by the Board of Directors of the Company prior to delivery of the Transfer Notice, by delivery of a notice of exercise of the Company’s Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company.  The Company’s rights under this Section 1.1 shall be freely assignable, in whole or in part.

1.2                               Transfer of Exercised Shares.  If the Company fails to exercise the Right of First Refusal within thirty (30) days from the date the Transfer Notice is delivered to the Company, the Optionee may, not later than ninety (90) days following delivery to the Company

Exhibit A

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of the Transfer Notice, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 1.1 of this Agreement.  If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Shares on the terms set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the Shares other than in cash, the Company shall have the option of paying for the Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

1.3                               Binding Effect.  The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Shares other than a transferee acquiring Shares in a transaction where the Company failed to exercise the Right of First Refusal (a “Free Transferee”) or a transferee of a Free Transferee.

1.4                               Termination of the Company’s Right of First Refusal.  Notwithstanding anything in this Section 1, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 1.1 through 1.3 after the earlier of (i) the Company’s initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the date of this Agreement.

1.5                               Limitations to Rights.  Without regard and not subject to the provisions of Sections 1.1 and 2.1;

(i)                                     The Optionee may sell or otherwise assign for consideration Shares to any or all of his ancestors, descendants, spouse, or members of his immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of his ancestors, descendants, spouse, or members of his immediate family, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment, shall have executed documents assuming the obligations of the Optionee under this Agreement with respect to the transferred securities.

(ii)                                  To the extent permitted by the Company, the Optionee may sell or transfer Shares in the first firmly underwritten public offering of securities of the Company registered under the Securities Act of 1933, as amended (the “Act”).

2.                                      Rights of Co-Sale.

2.1                               The Rights of Investors.  If at any time Optionee proposes to sell any Shares to parties other than the Investors or their assignees or transferees (the “Eligible Holders”) in a transaction (the “Transaction”) not registered under the Act in reliance upon a claimed exemption thereunder, then to the extent the Company has not exercised its Right of First Refusal as to any Shares being sold, any Eligible Holder (a “Selling Holder”) which notifies the Company in writing, within thirty (30) days after receipt of the notification from the Optionee referred to in Section 2.2, shall have the opportunity to sell a pro rata portion of Shares which the Optionee proposes to sell to such third party in the Transaction; whereupon the Optionee shall

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assign so much of his interest in the agreement of sale as the Selling Holder shall be entitled to and shall request hereunder, and the Selling Holder shall assume such part of the obligations of the Optionee under such agreement as shall relate to the sale of the Shares by the Selling Holder.  For the purposes of this Section 2, the “pro rata portion” which the Selling Holder shall be entitled to sell shall be an amount of shares equal to the total amount of Shares proposed to be sold multiplied by a fraction, the numerator of which is the number of shares of Common Stock issuable upon conversion of the Preferred Shares and shares of Common Stock owned by a Selling Holder, and the denominator of which is the total number of such shares owned by all participating Selling Holders and the Optionee.  Each Selling Holder shall notify the Optionee whether it elects to sell an amount equal to, more than or less than its pro rata portion of the Shares so offered.  Each Selling Holder shall be entitled to apportion Shares to be sold among its partners and affiliates, provided that such Selling Holder notifies the Company of such allocation.

2.2                               Notice.  Prior to any sale by the Optionee of any Shares, the Optionee shall notify each Eligible Holder and the Company, in writing, of his intention to sell such securities, setting forth the general terms under which he proposes to make such sale.  Such notice shall be signed by the third parties, or a representative of such third parties, or shall be accompanied by a letter of intent signed by the third parties or representatives of such third parties, to whom the sale, assignment or transfer is proposed and shall indicate the third parties’ concurrence with the description of the terms.

2.3                               Failure to Notify.  If within thirty (30) days after the Optionee gives his notice to the Eligible Holders, the Eligible Holders do not notify the Company that they desire to sell all of their pro rata portion of the Shares described in such notice at the price and on the terms and conditions set forth therein, then the Optionee may, not later than ninety (90) days following delivery of the notice under Section 2.2, as to the Shares to which the Eligible Holders do not indicate a desire to sell, conclude a transfer on the terms and conditions described in the notice.  In the event the Optionee has not sold the Shares or entered into an agreement to sell the Shares within such ninety (90) days, the Optionee shall not thereafter sell any Shares without first notifying the Eligible Holders and the Company in the manner provided above.  The exercise or non-exercise of the right to participate in one or more sales of Shares made by the Optionee shall not adversely affect an Eligible Holder’s right to participate in subsequent sales of Shares by the Optionee pursuant to Section 2.1 hereof.

2.4                               Termination.  The obligations of the Optionee under this Section 2 shall terminate and be of no further force and effect upon the occurrence of the earlier of the two events described in subsection 1.4 of this Agreement.

3.                                      Market Standoff.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Act, Optionee shall not sell or otherwise transfer any Shares for a period of one hundred eighty (180) days following the effective date of a Registration Statement filed under the Act; provided, however, that such restriction shall apply only to the first two Registration Statements of the Company to become effective under the Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

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4.                                      Company’s Right to Repurchase Upon Termination of Employment.

4.1                               Repurchase Right.  The Shares shall be subject to a right (but not obligation) of repurchase in favor of the Company (the “Right of Repurchase”).  If the Optionee’s employment with the Company or an affiliate terminates for any reason whatsoever (the “Employment Termination”) before the Right of Repurchase expires in accordance with Schedule 1 hereto, the Company may purchase Shares subject to the Right of Repurchase at a purchase price per share equal to the purchase price per share paid by the Optionee for the Shares (exclusive of any taxes paid upon acquisition of the stock).  The Optionee may not dispose of or transfer any Shares while such Shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void.  The Company’s rights under this Section 4.1 shall be freely assignable, in whole or in part.

4.2                               Repurchase Procedure.  The Company’s Right of Repurchase shall terminate if not exercised by written notice from the Company to the Optionee within ninety (90) days from the date on which the Company learns of the Employment Termination.  If the Company exercises its Right of Repurchase, the Optionee shall promptly endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then pay promptly (but in no event later than ninety (90) days after the date of Employment Termination), pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to the Optionee.

4.3                               Repurchase Payment.  If, at the time of repurchase, any notes are outstanding which represent any portion of the total purchase price for Shares being so repurchased, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash or check.

4.4                               Binding Effect.  The Company’s Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon the Optionee and any representative, executor, administrator, heir, or legatee of the Optionee.

5.                                      Taxes.  Concurrently with the exercise of the Option to which this Agreement is an exhibit, the Optionee shall execute and deliver to the Company a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the “Acknowledgement”) attached hereto as Exhibit 5A.  The Optionee shall execute and submit with the Acknowledgement a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 5B, if the Optionee has indicated in the Acknowledgment his or her decision to make such an election.  The Optionee should consult his or her own tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.  The Company may withhold from the Optionee’s wages, or require the Optionee to pay to the Company, any applicable withholding or employment taxes resulting from the lapse of any restrictions imposed on the Shares.

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6.                                      Stock Certificate Restrictive Legends.  Stock certificates evidencing Shares may bear such restrictive legends as the Company and the Company’s counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A RIGHT OF FIRST REFUSAL BY THE COMPANY AND A RIGHT OF CO-SALE ON THE PART OF CERTAIN STOCKHOLDERS PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.”

“THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO A RIGHT OF REPURCHASE BY THE COMPANY, PURSUANT TO THE PROVISIONS OF AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES RELATING TO SUCH SECURITIES SHOULD THE PERSON INITIALLY ISSUED THESE SECURITIES CEASE TO BE EMPLOYED WITH THE COMPANY OR ANY AFFILIATE THEREOF.”

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY’S SECURITIES AS MORE FULLY PROVIDED IN THE AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER OF SUCH SECURITIES.”

7.                                      Binding Effect.  Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

8.                                      Damages.  Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

9.                                      Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.  The parties agree that the exclusive jurisdiction and venue of any action with respect to this Agreement shall be in the Superior Court of California for the County of Orange or the United States District Court for the Central District of California, and each of the parties hereby submits itself to the exclusive jurisdiction and venue of such courts for the purpose of such action.  The parties agree that service of process in any such action may be effected by delivery of the summons to the parties in the manner provided for delivery of notices set forth in Section 10.

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10.                               Notices.  All notices and other communications under this Agreement shall be in writing.  Unless and until Optionee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

GLAUKOS CORPORATION
26051 Merit Circle, Suite 103
Laguna Hills, CA 92653
Attention: President

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee’s last known address as shown on the Company’s books.  Notices and communications shall be mailed by registered or certified mail, return receipt requested, postage prepaid.  All notices related to this Agreement shall be deemed received upon delivery or, if mailed, within five (5) days after mailing in accordance with this Section 10.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

GLAUKOS CORPORATION

By:
Thomas W. Burns,
President and Chief Executive Officer

Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

Optionee:
«OPTIONEE_2»

Optionee’s spouse indicates by the execution of this Agreement «GENDER_7» consent to be bound by the terms herein as to «GENDER_7» interests, whether as community property or otherwise, if any, in the Shares.

Optionee’s Spouse:

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EXHIBIT 5A

ACKNOWLEDGMENT AND STATEMENT

OF DECISION REGARDING ELECTION

PURSUANT TO SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned (which term includes the undersigned’s spouse), a holder of shares of common stock of GLAUKOS CORPORATION, a Delaware corporation (the “Company”), hereby states as follows:

1.                                      The undersigned acknowledges receipt of a copy of the Company’s Optionee Restriction Agreement (the “Agreement”).  The undersigned has carefully reviewed the Agreement.

2.                                      The undersigned either [check as applicable]:

☐                                    (a)                                 has consulted, and has been fully advised by, the undersigned’s own tax advisor,                                                   , whose business address is                                                                                    , regarding the federal, state and local tax consequences of the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐                                    (b)                                 has knowingly chosen not to consult such a tax advisor.

3.                                      The undersigned hereby states that the undersigned has decided [check as applicable]:

☐                                    (a)                                 to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company an executed form which is attached as Exhibit 5B to the Agreement; or

☐                                    (b)                                 not to make an election pursuant to Section 83(b) of the Code.

4.                                      Neither the Company nor any subsidiary or representative of the Company had made any warranty or representation to the undersigned with respect to the tax consequences of the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

5.                                      The undersigned is also submitting to the Company an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to

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Section 83(b) of the Code, if any, which are applicable to the undersigned’s purchase of shares under the Agreement.

Date:	, 20
[Purchaser]

Date:	, 20
[Purchaser]

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EXHIBIT 5B

ELECTION PURSUANT TO SECTION 83(b) OF THE

INTERNAL REVENUE CODE

The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), to include in the undersigned’s gross income the excess (if any) of (x) the fair market value of the property described below, over (y) the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, the amount excluded from the undersigned’s income pursuant to Sections 421 and 422 of the Code.  This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute.  Pursuant to applicable Treasury Regulations the following information is provided:

1.                                      The undersigned’s name, address and taxpayer identification (social security) number are:

Name:

Address:

Social Security #:

2.                                      The property with respect to which the election is made consists of                      shares of Common Stock of GLAUKOS CORPORATION, a Delaware corporation (the “Company”).

3.                                      The date on which the above property was transferred to the undersigned was                         , 20    , and the taxable year to which this election relates is 20    .

4.                                      The above property is subject to the following restrictions:  (a) a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company; and (b) a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company.

5.                                      The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $                     per share.

6.                                      The amount paid for the above property by the undersigned was $                     per share.

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7.                                      A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.

8.                                      If the shares to which this election relates were acquired by exercise of an “incentive stock option” within the meaning of Section 422 of the Code, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code.  However, the undersigned does intend for this election to be an effective election under Section 83(b) of the Code for all purposes of the Alternative Minimum Tax, and in particular for purposes of computing the adjustment described in Section 56(b)(3) of the Code.

If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Sections 421 and 422 of the Code is $                     per share.

Dated:                                                , 20    .

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SCHEDULE 1 OF THE

OPTIONEE STOCK RESTRICTION

AGREEMENT

The Right of Repurchase shall expire on «VESTING_DATE_8» with respect to twenty-five percent (25%) of the total number of Shares and thereafter with respect to an additional 1/36 of the total remaining number of Shares at the end of each of the immediately following calendar months.

The Right of Repurchase shall expire with respect to all of the Shares acquired upon the consummation of a Company Sale.  For purposes hereof, a “Company Sale” shall mean (1) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, stock purchase or consolidation) or (2) a sale of all or substantially all of the assets of the Company; unless the Company’s stockholders of record as constituted immediately prior to any such transaction will, immediately after such transaction (by virtue of securities issued as consideration for the Company’s capital stock, assets or otherwise) hold more than fifty percent (50%) of the voting power of the surviving or acquiring entity.

Initialed by:	GLAUKOS CORPORATION

By:
Thomas W. Burns,
President and Chief Executive Officer

Optionee:
«OPTIONEE_2»

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